Exhibit 10.1

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of December 21, 2011, by and among LECROY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and RBS CITIZENS, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A. Reference is made to the Credit Agreement dated as of August 8, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the Lenders and the Administrative Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrower has requested that the Credit Agreement be amended in certain respects.

C. The Administrative Agent has advised the Borrower that the Required Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Amendment to Credit Agreement

(a) Restricted Payments. Section 7.08 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting the following therefor:

(c) so long as no Default or Event of Default exists and is continuing, prior to and after giving effect to such repurchase, including but not limited to full compliance with all of the financial covenants set forth in this Agreement, the Borrower may repurchase outstanding shares of its Capital Securities in an aggregate amount of up to $15,000,000.00 in any Fiscal Year.

(b) General. All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

2. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof, subject to the following conditions:

(a) The Bank shall have received an executed counterpart of this Amendment duly executed by an Authorized Signatory of the Borrower.

(b) The Administrative Agent shall have received an executed counterpart of this Amendment signed by the Required Lenders.

(c) The Administrative Agent shall have received an executed counterpart of the acknowledgement and consent annexed hereto duly executed by each of the Guarantors.

(d) The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(f) The Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Amendment.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a) The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b) After giving effect to this Amendment, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, has occurred and is continuing or result herefrom.

(c) (i) The execution, delivery and performance by the Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower, (ii) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower’s Organizational Documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

4. Effect; No Waiver.

(a) The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. Other than as expressly set forth in Section 1 hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or Security Agreement, nor constitute a waiver of any provision of the Credit Agreement or Security Agreement, except as specifically set forth herein.

(b) The Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as amended hereby are “Obligations” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remains in full force and effect and is hereby ratified and confirmed.

5. Miscellaneous.

(a) The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(c) This Amendment shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

LECROY CORPORATION

By:	/s/ SEAN B. O’CONNOR
Sean B. O’Connor, Vice President

LeCroy Amendment No. 1 Signature Page

RBS CITIZENS, N.A.,
as Administrative Agent, Issuer and Lender

By:	/s/ ANTHONY M. SELVAGGIO
Anthony M. Selvaggio, Senior Vice President

LeCroy Amendment No. 1 Signature Page

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ CHRIS TESLA
Chris Tesla, Vice President

LeCroy Amendment No. 1 Signature Page

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Amendment No. 1; (2) confirms and agrees that it is a Guarantor party to the Guarantee Agreement and is a Grantor party to the Security Agreement and that the Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms, (3) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents to which it is a party shall include the Indebtedness of the Borrower under the foregoing Amendment; (4) agrees that the definition of “Credit Agreement” in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as modified by the foregoing Amendment No. 1; (5) reaffirms its continuing liability under the Guarantee Agreement to which it is a party (as modified hereby); (6) reaffirms all of its agreements and obligations under the Loan Documents to which it is a party; and (7) reaffirms that all such Obligations continue to be secured by the Security Documents, which remain in full force and effect and are hereby ratified and confirmed.

LECROY LIGHTSPEED CORPORATION

By:	/s/ SEAN B. O’CONNOR
Sean B. O’Connor, Vice President

COMPUTER ACCESS TECHNOLOGY CORPORATION

By:	/s/ SEAN B. O’CONNOR
Sean B. O’Connor, Vice President

CATALYST ENTERPRISES, INC.

By:	/s/ SEAN B. O’CONNOR
Sean B. O’Connor, Vice President

BOGATIN ENTERPRISES LLC

By:	/s/ SEAN B. O’CONNOR
Sean B. O’Connor, Vice President